UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2018

Ocwen Financial Corporation
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409
(Address of principal executive office)(Zip Code)

(561) 682-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

Ocwen Financial Corporation (the Company) held its Annual Meeting of Shareholders on May 23, 2018. Shareholders voted on the three proposals set forth below, which are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission (SEC) on April 19, 2018.

Proposal One: Election of Directors

The Company’s shareholders elected the following nominees for director to serve for one-year terms or until their successors shall be elected and qualified based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes
Phyllis R. Caldwell	61,080,128	605,011	39,277,953
Alan J. Bowers	61,120,572	564,567	39,277,953
Jacques J. Busquet	61,323,720	361,419	39,277,953
Carol J. Galante	61,301,374	383,765	39,277,953
Robert J. Lipstein	61,291,697	393,442	39,277,953
Robert A. Salcetti	61,132,132	553,007	39,277,953
DeForest B. Soaries, Jr.	61,140,171	544,968	39,277,953

Proposal Two: Ratification, on an advisory basis, of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified, on a non-binding advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 based upon the following votes:

For	96,791,905
Against	3,947,682
Abstain	223,505

Proposal Three: Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers based upon the following votes:

For	52,228,107
Against	9,062,547
Abstain	394,485
Broker Non-Votes	39,277,953

In accordance with the Company’s prior disclosure in its Current Report on Form 8-K filed with the SEC on April 19, 2018, Ronald M. Faris retired from the board of directors (Board) at the commencement of the Annual Meeting of Shareholders and the Board was reduced in size to seven directors. Mr. Faris will continue to serve as the Company’s President and Chief Executive Officer through June 30, 2018. Following the Annual Meeting of Shareholders, the Board is comprised entirely of independent directors, as independence is defined under the listing standards of the New York Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: May 23, 2018	By:	/s/ Michael R. Bourque, Jr.
Michael R. Bourque, Jr.
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)